EXHIBIT 23.1

                         CONSENT OF INDEPENDENT AUDITORS

         We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated September 24, 1999 of United Ventures Group, Inc. and subsidiary in the Registration Statement on Form SB-2 and the related Prospectus of United Ventures Group, Inc and subsidiary.

                                            /S/FELDMAN SHERB HOROWITZ & CO.,P.C.
                                               Feldman Sherb Horowitz & Co.,P.C.
                                               Certified Public Accountants

New York, New York
November 30, 1999